                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K/A


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            June 13, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                   CYBERTEL, COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4275 Executive Square, Suite 510
                        La Jolla, California 92037
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

                  INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
   L.D.V.L., Inc.
   (A Development Stage Company)
   Merchantville, New Jersey

We have audited the accompanying balance sheet of L.D.V.L. Inc. (formerly LD Ventures, LTD, Inc.), as of December 31, 1999, and the related statements of expenses, stockholders' equity, and cash flows for the two years then ended and the period from October 3, 1996 (Inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of L.D.V.L., Inc., as of December 31, 1999, and the results of its operations and its cash flows for the two years then ended and the period from October 3, 1996 (Inception) through December 31, 1999, in conformity with generally accepted accounting principles.


MALONE & BAILEY, PLLC
Houston, Texas

June 27, 2000

                           LDVL, Inc.
                formerly LD Ventrues, LTD, Inc.
                  (A Development Stage Company
                         BALANCE SHEET
                       December 31, 1999

          ASSETS
Current Assets
  Cash                                                           $  11,391
  Prepaid expenses                                                   7,873

TOTAL ASSETS                                                     $  19,264


          LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
  Line of Credit                                                 $  43,557
  Accounts payable                                                  11,090
  Accounts payable to officers                                      34,167

TOTAL LIABILITIES                                                   88,814


STOCKHOLDERS' EQUITY
  Common stock, $.001 par value, 10,000,000
    shares authorized, 2,350,000 shares issued
    and outstanding                                                  2,350
  Additional paid in capital                                        81,305
  Deficit accumulated during the development stage                (153,205)

          TOTAL STOCKHOLDERS' EQUITY                              ( 69,550)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  19,264

                            LDVL, Inc.
                 (A Development Stage Company)
                     STATEMENTS OF EXPENSES
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999


                                                                  Inception
                                                                   Through
                                               1999       1998       1999
Expenses
  Advertising                                $ 108,210       -      $ 108,210
  General & administrative                      43,995       -         44,995

          NET INCOME (LOSS)                  $(152,205)      -      $(153,205)

Net (loss) per common share                  $(    .06)
Weighted average common shares
  outstanding                                2,350,000

                            LDVL, Inc.
                 (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999
                                                       Deficit
                                                     Accumulated
                                                      During the
                             Common Stock  Paid in   Development
                           Shares       $  Capital      Stage       Totals
Services contributed
  at Inception               1,000  $1,000                        $ 1,000

Net (loss), year ended
  December 31, 1996                                  $(  1,000)   ( 1,000)

Balances,
  December 31, 1997          1,000   1,000            (  1,000)

Balances,
  December 31, 1998          1,000   1,000            (  1,000)

Shares issued
  for cash                   1,000   1,000  $ 84,805               85,805

Repurchase of shares     (     100) (  100)  ( 5,400)            (  5,500)

Abandonment of LD
  Ventures, LTD, Inc.    (   1,900) (1,900)    1,900

Formation of L.D.V.L.,
  Inc.:

  Shares issued for
    services             2,350,000   2,350                          2,350

Net (loss)
   LD Ventures, Inc.                                  (112,471)  (112,471)
   L.D.V.L., Inc.                                     ( 39,734)  ( 39,734)

Balances,
  December 31, 1999      2,350,000  $2,350  $ 81,305 $(152,400) $( 69,550)

                            LDVL, Inc.
                 (A Development Stage Company)
                    STATEMENTS OF CASH FLOWS
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999

                                                                 Inception
                                                                  Through
                                              1999       1998      1999
CASH FLOWS USED BY OPERATING ACTIVITIES
  Net income (loss)                        $(152,205)              $(153,205)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
    Stock issued for services                  2,350                   3,350
  Changes in:
    Prepaid expenses                        (  7,872)               (  7,872)
    Accounts payable                          11,089                  11,089

     NET CASH USED BY OPERATING ACTIVITIES  (146,638)          -    (146,638)

CASH FLOWS USED BY INVESTING ACTIVITIES

     NET CASH USED BY INVESTING ACTIVITIES                     -

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of stock                 85,805                  85,805
  Stock repurchase                          (  5,500)               (  5,500)
  Net change in line of credit                43,557                  43,557
  Accounts payable to officers                34,167                  34,166

NET CASH FLOWS FROM FINANCING ACTIVITIES     158,029           -     158,029

     NET INCREASE IN CASH                     11,391                  11,391

CASH BALANCES
     - Beginning of period                         0                       0

     - End of period                       $  11,391               $  11,391

                          L.D.V.L., INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business. LD Ventures, Inc., ("LD Ventures") was formed as a Delaware corporation on October 3, 1996 and organized in September 1999 to resell internet services. LD Ventures' investors abandoned the company in November 1999 and the principals reorganized as L.D.V.L., Inc ("LDVL"), a New Jersey corporation. LDVL resells xDSL circuits, or high speed internet connections, through a network of Regional Bell Operating Company sales agents and other top tier dealers within the United States who mainly service commercial accounts in major metropolitan areas such as New York City, Philadelphia, Chicago, and Los Angeles. LDVL targets the high-end market for internet services and focuses on providing reliable, low cost, high quality service.

Cash and cash equivalents. For purposes of the cash flow statement, the Company considers cash in the bank, money market accounts and short-term bank certificates of deposit as cash and cash equivalents.

Prepaid expenses consist of a rent prepayment.

Accounts payable to officer consist of reimbursable expenses and were repaid to the officer in February 2000.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2 - LINE OF CREDIT

LDVL has a line of credit up to $100,000 bearing interest of 12% with Staten Island Savings Bank. Balances on the line of credit are required to be repaid over 36 months. Two officers personally guarantee payment of the line of credit. As of December 31, 1999, the balance on the line of credit was $43,557.


NOTE 3 - STOCK TRANSACTIONS

During September 1999, LD Ventures collected $51,805 on the sale of stock. Between September 1999 and December 1999, an officer of LD Ventures contributed another $34,000 to fund operations. In November 1999, the principals and three of the investors, who were also performing services for LD Ventures, agreed to the repurchase of those investors' shares for $5,500. The remaining investors abandoned their investments and their shares were cancelled.

The principals formed a new company, LDVL, with a new investor group, and LDVL assumed the assets and liabilities of LD Ventures, Inc. The assets included cash and a contract with a DSL provider, COVAD. The liabilities consisted of the amounts payable to the officer, which is considered paid in capital to LDVL, and the balance due on the line of credit. LDVL issued 2,350,000 shares to its founders, valued at par, or $2,350.

NOTE 4 - SUBSEQUENT EVENTS

During February 2000, LDVL entered into a two-year lease agreement for a cage in New Jersey that calls for payments of $800 per month and a 36 month capital lease for a switch with payments of 2,765 per month.

During March 2000, LDVL sold 128,335 shares of stock at $3 per share for proceeds totalling $385,000.

In April 2000, LDVL entered into a five year lease for office space in New Jersey which began May 1, 2000 and provided for lease payments of $5,127 per month.

On June 15, 2000 LDVL agreed to be acquired by Cybertel Communications Corporation by exchanging stock in a transaction recorded using the pooling-of-interests method of accounting. The investors in LDVL received 700,000 shares of Cybertel and 51,783 warrants at an exercise price of $8 per share.

There were no material transactions between the Company and LDVL prior to the acquisition. All accounting policies used are consistent.

The following is a condensed balance sheet of LDVL as of June 15, 2000, the date of acquisition:

          Current assets                                $ 80,816
          Fixed assets, net of accumulated
            depreciation of $4,566                        95,529
          Long-term assets                                32,363

          Total assets                                  $208,708

          Current liabilities                           $ 43,492
          Long-term liabilities                           51,046

             Total liabilities                            94,538

          Capital stock                                  501,155
          Deficit accumulated during the
                 development stage                      (386,985)

             Total stockholders' equity                  114,170

          Total liabilities and stockholders' equity    $208,708


There have been no revenues. Expenses from inception through June 15, 2000 consist of $159,302 selling, $219,687 general and administrative, $4,566 depreciation, and $3,430 interest expense.

      (b) Pro Forma Financial Information.



                  INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
   L.D.V.L., Inc.
   formerly LD Ventures, LTD, Inc.
   (A Development Stage Company)
   Merchantville, New Jersey

We have audited the accompanying balance sheet of L.D.V.L., Inc. (formerly LD Ventures, LTD, Inc.), as of December 31, 1999, and the related statements of expenses, stockholders' equity, and cash flows for the two years then ended and the period from October 3, 1996 (Inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of L.D.V.L., Inc., as of December 31, 1999, and the results of its operations and its cash flows for the two years then ended and the period from October 3, 1996 (Inception) through December 31, 1999, in conformity with generally accepted accounting principles.


MALONE & BAILEY, PLLC
Houston, Texas

June 27, 2000

                         L.D.V.L., Inc.
                Formerly LD Ventures, LTD, Inc.
                 (A Development Stage Company)
                         BALANCE SHEET
                       December 31, 1999


          ASSETS
Current Assets
  Cash                                                           $  11,391
  Prepaid expenses                                                   7,873

TOTAL ASSETS                                                     $  19,264


          LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
  Line of Credit                                                 $  43,557
  Accounts payable                                                  11,090
  Accounts payable to officers                                      34,167

TOTAL LIABILITIES                                                   88,814


STOCKHOLDERS' EQUITY
  Common stock, $.001 par value, 10,000,000
    shares authorized, 2,350,000 shares issued
    and outstanding                                                  2,350
  Additional paid in capital                                        81,305
  Deficit accumulated during the development stage                (153,205)

          TOTAL STOCKHOLDERS' EQUITY                              ( 69,550)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  19,264

          See accompanying summary of accounting policies and notes to financial statements.

                          L.D.V.L., Inc.
                Formerly LD Ventures, LTD, Inc.
                 (A Development Stage Company)
                     STATEMENTS OF EXPENSES
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999


                                                                     Inception
                                                                     Through
                              1999                 1998                1999
Expenses
  Advertising                $ 108,210                -             $ 108,210
  General & administrative      43,995                -                44,995

          NET INCOME (LOSS)  $(152,205)               -             $(153,205)

Net (loss) per common share  $(    .06)
Weighted average common shares
  outstanding                2,350,000

          See accompanying summary of accounting policies and notes to financial statements.

                          L.D.V.L., Inc.
                Formerly LD Ventures, LTD, Inc.
                 (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999


                                                        Deficit
                                                      Accumulated
                                                      During the
                     Common Stock        Paid in      Development
                    Shares        $      Capital         Stage          Totals

Services contributed
  at Inception       1,000        $1,000                            $   1,000

Net (loss), year ended
  December 31, 1996                                  $(  1,000)      (  1,000)


Balances,
  December 31, 1997  1,000         1,000              (  1,000)


Balances,
  December 31, 1998  1,000         1,000              (  1,000)


Shares issued
  for cash           1,000         1,000   $ 84,805                    85,805

Repurchase of shares ( 100)       (  100)   ( 5,400)                 (  5,500)

Abandonment of LD
Ventures, LTD, Inc. (1,900)       (1,900)     1,900


Formation of L.D.V.L.,
  Inc.:

  Shares issued for
    services     2,350,000         2,350                                2,350

Net (loss)
   LD Ventures, Inc.                                  (112,471)      (112,471)
   L.D.V.L., Inc.                                     ( 39,734)      ( 39,734)

Balances,
  December 31,
  1999           2,350,000        $2,350   $ 81,305  $(153,205)     $( 69,550)


          See accompanying summary of accounting policies and notes to financial statements.

                          L.D.V.L., Inc.
                Formerly LD Ventures, LTD, Inc.
                 (A Development Stage Company)
                    STATEMENTS OF CASH FLOWS
       For the Two Years Ended December 31, 1999 and 1998
        and the Period from October 3, 1996 (Inception)
                   through December 31, 1999



                                                                     Inception
                                                                     Through
                                           1999          1998        1999
CASH FLOWS USED BY OPERATING ACTIVITIES
  Net income (loss)                        $(152,205)               $(153,205)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
    Stock issued for services                  2,350                    3,350
  Changes in:
    Prepaid expenses                        (  7,872)                (  7,872)
    Accounts payable                          11,089                   11,089

     NET CASH USED BY OPERATING ACTIVITIES  (146,638)      -         (146,638)

CASH FLOWS USED BY INVESTING ACTIVITIES

     NET CASH USED BY INVESTING ACTIVITIES                 -

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of stock                 85,805                   85,805
  Stock repurchase                          (  5,500)                (  5,500)
  Net change in line of credit                43,557                   43,557
  Accounts payable to officers                34,167                   34,166

NET CASH FLOWS FROM FINANCING ACTIVITIES     158,029       -          158,029

     NET INCREASE IN CASH                     11,391                   11,391

CASH BALANCES
     - Beginning of period                         0                        0

     - End of period                       $  11,391                $  11,391

          See accompanying summary of accounting policies and notes to financial statements.

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business. LD Ventures, LTD, Inc., ("LD Ventures") was formed as a Delaware corporation on October 3, 1996 and organized in September 1999 to resell internet services. LD Ventures' investors abandoned the company in November 1999 and the principals reorganized as L.D.V.L., Inc ("LDVL"), a New Jersey corporation. LDVL resells xDSL circuits, or high speed internet connections, through a network of Regional Bell Operating Company sales agents and other top tier dealers within the United States who mainly service commercial accounts in major metropolitan areas such as New York City, Philadelphia, Chicago, and Los Angeles. LDVL targets the high-end market for internet services and focuses on providing reliable, low cost, high quality service.

Cash and cash equivalents. For purposes of the cash flow statement, the Company considers cash in the bank, money market accounts and short-term bank certificates of deposit as cash and cash equivalents.

Prepaid expenses consist of a rent prepayment.

Accounts payable to officer consist of reimbursable expenses and were repaid to the officer in February 2000.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2 - LINE OF CREDIT

LDVL has a line of credit up to $100,000 bearing interest of 12% with Staten Island Savings Bank. Balances on the line of credit are required to be repaid over 36 months. Two officers personally guarantee payment of the line of credit. As of December 31, 1999, the balance on the line of credit was $43,557.


NOTE 3 - STOCK TRANSACTIONS

During September 1999, LD Ventures collected $51,805 on the sale of stock. Between September 1999 and December 1999, an officer of LD Ventures contributed another $34,000 to fund operations. In November 1999, the principals and three of the investors, who were also performing services for LD Ventures, agreed to the repurchase of those investors' shares for $5,500. The remaining investors abandoned their investments and their shares were canceled.

The principals formed a new company, LDVL, with a new investor group, and LDVL assumed the assets and liabilities of LD Ventures, Inc. The assets included cash and a contract with a DSL provider, COVAD. The liabilities consisted of the amounts payable to the officer, which is considered paid in capital to LDVL, and the balance due on the line of credit. LDVL issued 2,350,000 shares to its founders, valued at par, or $2,350.

NOTE 4 - SUBSEQUENT EVENTS

During February 2000, LDVL entered into a two-year lease agreement for a cage in New Jersey that calls for payments of $800 per month and a 36 month capital lease for a switch with payments of 2,765 per month.

During March 2000, LDVL sold 128,335 shares of stock at $3 per share for proceeds totaling $385,000.

In April 2000, LDVL entered into a five year lease for office space in New Jersey which began May 1, 2000 and provided for lease payments of $5,127 per month.

On June 15, 2000, LDVL agreed to be acquired by Cybertel Communications Corporation by exchanging 700,000 shares of Cybertel stock, 51,783 warrants at an exercise price of $8 per share, and $294,500 in cash in exchange for 100% of the outstanding LDVL stock in a transaction recorded using the pooling-of-interests method of accounting.

There were no material transactions between the Company and LDVL prior to the acquisition. All accounting policies used are consistent.

The following is a condensed balance sheet of LDVL as of June 15, 2000, the date of acquisition:

          Current assets                                $ 80,816
          Fixed assets, net of accumulated
            depreciation of $4,566                        95,529
          Long-term assets                                32,363

          Total assets                                  $208,708

          Current liabilities                           $ 43,492
          Long-term liabilities                           51,046

             Total liabilities                            94,538

          Capital stock                                  501,155
          Deficit accumulated during the
                 development stage                      (386,985)

             Total stockholders' equity                  114,170

          Total liabilities and stockholders' equity    $208,708


There have been no revenues. Expenses from inception through June 15, 2000 consist of $159,302 selling, $219,687 general and administrative, $4,566 depreciation, and $3,430 interest expense.

Pro Forma Consolidated Condensed Balance Sheet

The following pro forma balance sheet has been derived from the balance sheet of Cybertel Communications Corporation ("Cybertel") at December 31, 1999 and adjusts such information to give affect to the acquisition of L.D.V.L., Inc. ("LDVL") as if the acquisition had occurred at December 31, 1997. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at December 31, 1997. The pro forma balance sheet should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes thereto contained elsewhere in this filing.

                                        December 31, 1999
                          LDVL      Cybertel        Adjustments      Pro Forma

    ASSETS
Current assets
  Cash                    $ 11,391  $  643,952                       $ 655,343
  Accounts receivable                   41,542                          41,542
  Stock subscription                           (1)  $ 679,500
                                               (2)   (294,500)         385,000
  Other current assets       7,872      25,000                          32,872
    Total current assets    19,263     710,494                       1,114,757
Property and equipment, net            138,037                         138,037
Deposits                                 4,500                           4,500
                          $ 19,263  $  853,031      $ 385,000       $1,257,294


    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable          $ 45,256  $  176,939                      $  222,195
Notes payable               43,557     489,528                         533,085
Accrued expenses           274,971                                     274,971
    Total current
    liabilities             88,813     941,438                       1,030,251

Long term debt                           2,332                           2,332

Stockholders' equity
Common stock, $.001 par value,
  10,000,000 shares authorized,
  2,350,000 shares issued and
  outstanding                2,350             (1)     $  226
                                               (2)    (    98)
                                               (3)   (  2,478)             0
Common stock, $.001 par value,
  20,000,000 shares authorized,
  5,215,659 shares issued and
  outstanding                            4,515 (4)        700           5,215
Additional paid-in capital  81,305   3,646,318 (1)    679,274
                                               (2)   (294,402)
                                               (3)      2,478
                                               (4)   (    700  )    4,114,273
Retained (deficit)        (153,205) (3,741,572)                    (3,894,777)
    Total stockholders'
     equity               ( 69,550) (   90,379)       385,000         224,711

                          $ 19,263  $  853,031      $ 385,000      $1,257,294

Notes to Pro Forma Consolidated Condensed Balance Sheet

On June 15, 2000, LDVL agreed to be acquired by Cybertel Communications Corporation by exchanging 700,000 shares of Cybertel stock, 51,783 warrants at an exercise price of $8 per share, and $294,500 in cash in exchange for 100% of the outstanding LDVL stock in a transaction recorded using the pooling-of-interests method of accounting.

(1) Adjustment to reflect $679,000 proceeds from sale of LDVL stock to third party investors collected during March 2000.

(2) Adjustment to reflect cash portion of purchase price paid by Cybertel, and paid to acquire and cancel 98,167 shares from certain shareholders of LDVL.

(3) Adjustment to reflect cancellation of the remaining outstanding shares of LDVL pursuant to the acquisition by Cybertel.

(4) Adjustment to reflect the issuance of 700,000 shares of Cybertel to the remaining former shareholders of LDVL.

Pro Forma Consolidated Statements of Operations

The following unaudited pro forma statement of operation have been derived from the statements of operations of Cybertel and LDVL for the fiscal year ended December 31, 1999 and adjust such information to give effect to the acquisition of LDVL as if it had occurred on December 31, 1997. The pro forma statements of operations are presented for informational purposes only and do not purport to be indicative of the results of operations that would have resulted if the acquisition had been consummated on December 31, 1997 nor which may actually result from future operations.

                                   Fiscal Year Ended December 31, 1999
                              LDVL      Cybertel     Adjustments     Pro Forma

Revenues                              $ 3,105,570                 $ 3,105,570
Operating costs and
  expenses:
  Cost of sales                         2,391,843                   2,391,843
  Selling, general, and
   administrative expenses $ 152,205    2,608,376                   2,760,581
  Research and development                145,848                     145,848
  Depreciation expense                     59,855                      59,855

Operating income            (152,205)  (2,100,352)                 (2,252,557)
Interest expense                          161,416                     161,416
Interest (income)                      (   11,503)                 (   11,503)

Other (income)
  expense, net                            149,913                     149,913

Income (loss)              $(152,205) $(2,250,265)                $(2,402,470)

Income (loss) per
  share of common stock                                           $(      .51)

Weighted average number
  of common shares
  outstanding                                                       4,710,984

Pro Forma Consolidated Statements of Operations

The following unaudited pro forma statement of operation have been derived from the statements of operations of Cybertel and LDVL for the six months ended June 30, 2000 and adjust such information to give effect to the acquisition of LDVL as if it had occurred on December 31, 1997. The pro forma statements of operations are presented for informational purposes only and do not purport to be indicative of the results of operations that would have resulted if the acquisition had been consummated on December 31, 1997 nor which may actually result from future operations.

                                  Six Months Ended June 30, 2000
                               LDVL      Cybertel     Adjustments    Pro Forma

Revenues                                 $  496,191               $   496,191
Operating costs and
  expenses:
  Cost of sales              $   1,323      252,585                   253,908
  Selling, general, and
   administrative expenses      281,91    1,993,886                 2,275,798
  Depreciation expense           4,566       37,480                    42,046

Operating income              (287,801)  (1,787,760)               (2,075,561)
Interest expense                 2,585      606,608                   609,193
Interest (income)                        (   46,040)               (   46,040)

Other (income)
  expense, net                   2,585   (  560,568)               (  563,153)

Net (loss)                    (290,386)  (2,348,328)               (2,638,714)

Unrealized gain on
  marketable securities                   4,046,250                 4,046,250

Comprehensive
  income (loss)              $(290,386) $ 1,697,922               $ 1,407,536


Income (loss) per
  share of common stock                                           $(      .49)

Weighted average number
  of common shares
  outstanding                                                       5,377,743

      (c) Exhibits.

         None.

            * Incorporated by reference from Cybertel's filings with the Securities and Exchange Commission, in Cybertel's 10-KSB Annual Report, for the year ended December 31, 1999, and its 10-QSB Quarterly Report for the quarter ended March 31, 2000.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL, COMMUNICATIONS CORP.



Date: 8/28/00                   By: /s/ Richard D. Mangiarelli
     --------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director